UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2018

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address if Principal Executive Offices) (Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On June 26, 2018, the Superior Court of the State of California, County of Alameda (the “Court”) entered an order providing for preliminary approval of a settlement (the “Settlement”) in connection with the consolidated shareholder derivative action captioned In re Energy Recovery, Inc. Derivative Litigation, Master File No. HG16804359. As required by the Court’s order, a copy of the “Notice of Derivative Settlement” (“Notice”) is attached hereto as Exhibit 99.1 and incorporated herein by reference. Further information, including the Stipulation and Agreement of Settlement and the Notice, is available on Energy Recovery, Inc.’s website in the investor relations section at http://ir.energyrecovery.com.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Notice of Derivative Settlement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2018

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel